UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

Marlin Midstream Partners, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2105 CityWest Boulevard, Suite 100 Houston, Texas 77042
(address of principal executive offices) (zip code)
(832) 200-3702
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 23, 2015, Marlin Midstream Partners, LP issued a press release announcing the declaration of a quarterly cash distribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release of Marlin Midstream Partners, LP, dated January 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2015                        MARLIN MIDSTREAM PARTNERS, LP
By: Marlin Midstream GP, LLC, its General Partner

By: /s/ Amanda Bush
Amanda Bush
Chief Financial Officer and
Principal Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press release of Marlin Midstream Partners, LP, dated January 23, 2015